IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated June 30, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus,

each dated December 30, 2019 (as revised January 31, 2020) and

Statement of Additional Information (the “SAI”),

dated December 30, 2019 (as revised April 16, 2020),

for the iShares MSCI Hong Kong ETF (EWH) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around September 1, 2020.

Current Underlying Index	New Underlying Index
MSCI Hong Kong Index	MSCI Hong Kong 25/50 Index

Change in the Fund’s “Principal Investment Strategies”

The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI Hong Kong 25/50 Index (the “Underlying Index”), which primarily consists of stocks traded on the Stock Exchange of Hong Kong Limited (SEHK). A capping methodology is applied that limits the weight of any single “group entity,” or constituents that MSCI determines have a control relationship, to a maximum of 25% of the Underlying Index. Additionally, the sum of the group entities that individually constitute more than 5% of the weight of the Underlying Index cannot exceed a maximum of 50% of the weight of the Underlying Index in the aggregate. The Underlying Index will include large- and mid-capitalization companies and may change over time. As of May 26, 2020, a significant portion of the Underlying Index is represented by securities of companies in the financials and real estate industries or sectors. The components of the Underlying Index are likely to change over time.

Change in the Fund’s “Summary of Principal Risks”

The section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete “Mid-Capitalization Companies Risk.”

Change in the Fund’s “A Further Discussion of Principal Risks”

The section of the Prospectus entitled “A Further Discussion of Principal Risks” is amended to delete “Mid-Capitalization Companies Risk.”

Change in the Fund’s “A Further Discussion of Other Risks”

The section of the Prospectus entitled “A Further Discussion of Other Risks” is amended to add the following:

Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The section of the SAI entitled “MSCI Hong Kong Index” on page 38 is deleted in its entirety and is replaced by the following new section entitled “MSCI Hong Kong 25/50 Index”:

MSCI Hong Kong 25/50 Index

Number of components: approximately 43

Index Description. The MSCI Hong Kong 25/50 Index primarily consists of stocks traded on the Stock Exchange of Hong Kong Limited (SEHK). The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology that limits the weight of any single “group entity” to a maximum of the Underlying Index weight, and the sum of all group entities with a weight above 5%

to an aggregate of 50% of the Underlying Index weight. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. The Underlying Index is a variation of the MSCI Hong Kong Index, designed to take into account the investment diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares®  is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-EWH-0620

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE